Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

American Outdoor Brands Corporation

(413) 747-6284

lsharp@aob.com

American Outdoor Brands Corporation Reports

Fourth Quarter and Full Year Fiscal 2017 Financial Results

- Fourth Quarter Net Sales of $229.2 Million, up 3.6% Year-Over-Year

- Fourth Quarter GAAP Net Income per Diluted Share of $0.50

- Fourth Quarter Non-GAAP Net Income per Diluted Share of $0.57

- Full Year Record Revenue of $903.2 Million, up 24.9% Year-Over-Year

SPRINGFIELD, Mass., June 29, 2017 — American Outdoor Brands Corporation (NASDAQ Global Select: AOBC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the fourth quarter and full year fiscal 2017, ended April 30, 2017.

Fourth Quarter Fiscal 2017 Financial Highlights

•	Quarterly net sales were $229.2 million compared with $221.1 million for the fourth quarter last year, an increase of 3.6%.

•	Gross margin for the quarter was 39.6% compared with 41.6% for the fourth quarter last year.

•	Quarterly GAAP net income was $27.7 million, or $0.50 per diluted share, compared with $35.6 million, or $0.63 per diluted share, for the comparable quarter last year. Fourth quarter 2017 and 2016 GAAP net income per diluted share included expenses of $3.8 million and $1.7 million, respectively, for amortization, net of tax, related to our acquisitions.

•	Quarterly non-GAAP net income was $31.8 million, or $0.57 per diluted share, compared with $37.4 million, or $0.66 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments to net income exclude a number of acquisition-related costs, including amortization, one-time transaction costs, and inventory valuation adjustments, as well as discontinued operations and a holding company rebranding expense. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $60.5 million, or 26.4% of net sales, compared with $68.7 million, or 31.1% of net sales, for the comparable quarter last year.

•	Completion of $50.0 million stock repurchase program and Board of Directors authorization of an additional $50.0 million in common stock repurchases through March 28, 2019.

Full Year Fiscal 2017 Financial Highlights

•	Full year net sales totaled a record $903.2 million compared with $722.9 million a year ago, an increase of 24.9%.

•	Full year gross margin was 41.5% compared with 40.6% last year.

•	Full year GAAP net income was a record $127.9 million, or $2.25 per diluted share, compared with $94.0 million, or $1.68 per diluted share, last year.

•	Full year non-GAAP net income was $146.5 million, or $2.58 per diluted share, compared with $102.5 million, or $1.83 per diluted share last year.

•	Full year non-GAAP Adjusted EBITDAS was $266.3 million, or 29.5% of net sales, compared with $202.4 million, or 28.0% of net sales, last year.

James Debney, American Outdoor Brands Corporation President and Chief Executive Officer, commented, “Record level revenue and profitability reflected successful execution across our strategic growth objectives, further validating our vision of being the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast. During fiscal 2017, we rebranded our holding company name to better reflect our expansion into new and larger markets. Accordingly, we are organized into two segments — Firearms and Outdoor Products & Accessories — providing a broad foundation for long-term organic and inorganic growth.

Debney continued, “In our Firearms segment, we introduced several important new products, including the Smith & Wesson M&P M2.0, which is our next generation full size polymer pistol and an important platform for the addition of new M&P pistols that we plan to add in 2018 and beyond. Sales of our market-leading M&P Shield pistol designed for concealed carry remained strong. In the fourth quarter alone, we sold over 195,000 Shield units, reflecting tremendous consumer adoption rates and extraordinary market share gains. We also continued to leverage our flexible manufacturing model, allowing us to quickly respond to consumer market changes, capture revenue, and deliver healthy gross margins. In our Outdoor Products & Accessories segment, we completed three acquisitions that drove revenue growth and gross margin expansion, and marked important progress in expanding our business into new markets that resonate with our core firearm and rugged outdoor enthusiast consumers.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, commented, “The strength of our financial performance in fiscal 2017 supported a number of successful initiatives throughout the year, including several acquisitions designed to fuel our strategic growth, as well as the completion of $50.0 million in stock repurchases on the open market. We ended the year with cash and cash equivalents totaling $61.5 million and total bank debt and Senior Notes of $219.0 million. In fiscal 2018, we expect to continue employing the strength of our balance sheet, including the unused portion of our revolving line of credit, which is expandable up to $500 million, to fuel additional growth opportunities, both organic and inorganic.”

Financial Outlook

AMERICAN OUTDOOR BRANDS CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION

(Unaudited)

	Range for the Three Months Ending July 31, 2017		Range for the Year Ending April 30, 2018
Net sales (in thousands)	$140,000	$150,000	$750,000	$790,000

GAAP income per share—diluted	$0.01	$0.06	$1.16	$1.36
Amortization of acquired intangible assets	0.10	0.10	0.40	0.40
Transition costs	—	—	0.01	0.01
Tax effect of non-GAAP adjustments	(0.04)	(0.04)	(0.15)	(0.15)

Non-GAAP income per share—diluted	$0.07	$0.12	$1.42	$1.62

Conference Call and Webcast

The company will host a conference call and webcast today, June 29, 2017, to discuss its fourth quarter and full year fiscal 2017 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference code 36222119. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.aob.com, under the Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) fair value inventory step-up and backlog expense, (vii) bond premium paid, (viii) debt extinguishment costs, (ix) the tax effect of non-GAAP adjustments, (x) net cash provided by operating activities, (xi) net cash used in investing activities, (xii) acquisition of businesses, net of cash acquired, (xiii) receipts from note receivable, (xiv) interest expense (xv) income tax expense, (xvi) depreciation and amortization, (xvii) stock-based compensation expense, and (xviii) corporate rebranding expenses; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands Corporation

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun and long gun products sold under the Smith & Wesson®, M&P®, and Thompson/Center Arms™ brands as well as provides forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, tactical lighting products, and survival and camping equipment. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, Golden Rod® Moisture Control, Schrade®, Old Timer®, Uncle Henry®, UST®, and Imperial™. For more information on American Outdoor Brands Corporation, call (844) 363-5386 or log on to www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our strategy to continue growing and balancing our business across the shooting, hunting, and rugged outdoor enthusiast market; our belief that the launch of our next generation, full size M&P M2.0 pistol significantly strengthens our growing family of innovative polymer pistols; our belief that higher year-over-year revenue in the Outdoor Products & Accessories segment was driven largely by our acquisitions of Taylor Brands, LLC, Ultimate Survival Technologies Inc. and Crimson Trace Corporation, all of which occurred in fiscal 2017; our belief that we successfully rebranded our holding company as American Outdoor Brands Corporation, a name that we believe better represents our strategic direction as we explore markets outside of our core firearms business; our commitment to creating long-term shareholder value by innovating, preserving, and selectively acquiring strong brands that best meet the needs and lifestyles of our valued customers; our belief that our strong balance sheet provides us with opportunities to further diversify our company by investing in our future — both organically and through highly selective, strategic acquisitions; and our expectations for net sales, GAAP income per diluted share, acquisition-related costs, amortization of acquired intangible assets, fair value inventory step-up and backlog expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the first quarter of fiscal 2018 and for fiscal 2018.

We caution that these statements are qualified by important risks, uncertainties and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; ; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 500,000 square foot national distribution center; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2017.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended		For the Years Ended
	April 30, 2017 (Unaudited)	April 30, 2016 (Unaudited)	April 30, 2017	April 30, 2016
		(In thousands, except per share data)
Net sales	$229,186	$221,117	$903,188	$722,908
Cost of sales	138,400	129,049	527,916	429,096

Gross profit	90,786	92,068	375,272	293,812

Operating expenses:
Research and development	2,623	2,393	10,238	10,005
Selling and marketing	12,565	8,997	49,338	42,257
General and administrative	30,545	23,781	115,757	82,907

Total operating expenses	45,733	35,171	175,333	135,169

Operating income	45,053	56,897	199,939	158,643

Other expense, net:
Other expense, net	(14)	(5)	(52)	(22)
Interest expense, net	(2,455)	(1,954)	(8,581)	(13,528)

Total other expense, net	(2,469)	(1,959)	(8,633)	(13,550)

Income from operations before income taxes	42,584	54,938	191,306	145,093
Income tax expense	14,890	19,291	63,452	51,135

Net income	27,694	35,647	127,854	93,958
Net income per share:
Basic	$0.50	$0.64	$2.29	$1.72

Diluted	$0.50	$0.63	$2.25	$1.68

Weighted average number of common shares outstanding:
Basic	55,070	55,554	55,930	54,765
Diluted	55,851	56,396	56,891	55,965

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of
	April 30, 2017	April 30, 2016
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$61,549	$191,279
Accounts receivable, net of allowance for doubtful accounts of $598 on April 30, 2017 and $680 on April 30, 2016	108,444	57,792
Inventories	131,682	77,789
Prepaid expenses and other current assets	6,123	4,307
Income tax receivable	10,643	2,064

Total current assets	318,441	333,231

Property, plant, and equipment, net	149,685	135,405
Intangibles, net	141,317	62,924
Goodwill	169,017	76,357
Other assets	9,576	11,586

	$788,036	$619,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$53,447	$45,513
Accrued expenses	51,686	28,447
Accrued payroll and incentives	21,174	18,784
Accrued income taxes	726	5,960
Accrued profit sharing	13,004	11,459
Accrued warranty	4,908	6,129
Current portion of notes payable	6,300	6,300

Total current liabilities	151,245	122,592
Deferred income taxes	25,620	12,161
Notes and loans payable, net of current portion	210,657	166,564
Other non-current liabilities	7,352	10,370

Total liabilities	394,874	311,687

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 72,017,288 shares issued and 53,850,426 shares outstanding on April 30, 2017 and 71,558,633 shares issued and 55,996,011 shares outstanding on April 30, 2016	72	72
Additional paid-in capital	245,865	239,505
Retained earnings	369,164	241,310
Accumulated other comprehensive income/(loss)	436	(748)
Treasury stock, at cost (18,166,862 shares on April 30, 2017 and 15,562,622 April 30, 2016)	(222,375)	(172,323)

Total stockholders’ equity	393,162	307,816

	$788,036	$619,503

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended
	April 30, 2017	April 30, 2016
	(In thousands)
Cash flows from operating activities:
Net income	$127,854	$93,958
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	50,213	41,237
Loss on sale/disposition of assets	99	256
Provision for losses on notes and accounts receivable	1,546	511
Deferred income taxes	(7,840)	(4,448)
Stock-based compensation expense	8,590	6,472
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	(40,709)	(2,254)
Inventories	(22,171)	(804)
Prepaid expenses and other current assets	(1,619)	1,999
Income taxes	(13,745)	(328)
Accounts payable	1,233	13,048
Accrued payroll and incentives	988	11,228
Accrued profit sharing	1,545	5,294
Accrued expenses	21,238	3,929
Accrued warranty	(1,415)	(275)
Other assets	1,029	(237)
Other non-current liabilities	(3,260)	(1,029)

Net cash provided by operating activities	123,576	168,557

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	(211,069)	(1,220)
Refunds/(deposits) on machinery and equipment	2,776	(1,128)
Receipts from note receivable	65	84
Payments to acquire patents and software	(638)	(315)
Proceeds from sale of property and equipment	—	61
Payments to acquire property and equipment	(34,876)	(29,474)

Net cash used in investing activities	(243,742)	(31,992)

Cash flows from financing activities:
Proceeds from loans and notes payable	100,000	105,000
Cash paid for debt issuance costs	(525)	(1,024)
Payments on capital lease obligation	(558)	(596)
Payments on notes payable	(56,300)	(104,725)
Proceeds from Economic Development Incentive Program	101	—
Payments to acquire treasury stock	(50,052)	—
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	2,442	11,265
Payment of employee withholding tax related to restricted stock units	(4,672)	(2,646)
Excess tax benefit of stock-based compensation	—	5,218

Net cash (used in)/provided by financing activities	(9,564)	12,492

Net increase/(decrease) in cash and cash equivalents	(129,730)	149,057
Cash and cash equivalents, beginning of period	191,279	42,222

Cash and cash equivalents, end of period	$61,549	$191,279

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$7,650	$13,007
Income taxes	85,216	50,924

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Years Ended
	April 30, 2017		April 30, 2016		April 30, 2017		April 30, 2016
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$90,786	39.6%	$92,068	41.6%	$375,272	41.5%	$293,812	40.6%
Fair value inventory step-up and backlog expense	100	0.0%	—	—	4,701	0.5%	—	—
Discontinued operations	—	—	—	—	—	—	52	0.0%

Non-GAAP gross profit	$90,886	39.7%	$92,068	41.6%	$379,973	42.1%	$293,864	40.7%

GAAP operating expenses	$45,733	20.0%	$35,171	15.9%	$175,333	19.4%	$135,169	18.7%
Amortization of acquired intangible assets	(5,704)	-2.5%	(2,686)	-1.2%	(18,434)	-2.0%	(10,067)	-1.4%
Transition costs	(318)	-0.1%	—	—	(381)	0.0%	(161)	0.0%
Discontinued operations	(18)	0.0%	(25)	0.0%	(86)	0.0%	(90)	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	6	0.0%	—	—	1,787	0.2%
Corporate rebranding expenses	(13)	0.0%	—	—	(538)	-0.1%	—	—
Acquisition-related costs	(59)	0.0%	(27)	—	(3,844)	-0.4%	(27)	0.0%

Non-GAAP operating expenses	$39,621	17.3%	$32,439	14.7%	$152,050	16.8%	$126,611	17.5%

GAAP operating income	$45,053	19.7%	$56,897	25.7%	$199,939	22.1%	$158,643	21.9%
Fair value inventory step-up and backlog expense	100	0.0%	—	—	4,701	0.5%	—	—
Amortization of acquired intangible assets	5,704	2.5%	2,686	1.2%	18,434	2.0%	10,067	1.4%
Transition costs	318	0.1%	—	—	381	0.0%	161	0.0%
Discontinued operations	18	0.0%	25	0.0%	86	0.0%	142	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	(6)	0.0%	—	—	(1,787)	-0.2%
Corporate rebranding expenses	13	0.0%	—	—	538	0.1%	—	—
Acquisition-related costs	59	0.0%	27	—	3,844	0.4%	27	0.0%

Non-GAAP operating income	$51,265	22.4%	$59,629	27.0%	$227,923	25.2%	$167,253	23.1%

GAAP net income	$27,694	12.1%	$35,647	16.1%	$127,854	14.2%	$93,958	13.0%
Bond premium paid	—	—	—	—	—	—	2,938	0.4%
Fair value inventory step-up and backlog expense	100	0.0%	—	—	4,701	0.5%	—	—
Amortization of acquired intangible assets	5,704	2.5%	2,686	1.2%	18,434	2.0%	10,067	1.4%
Debt extinguishment costs	—	—	—	—	—	—	1,723	0.2%
Transition costs	318	0.1%	—	—	381	0.0%	161	0.0%
Discontinued operations	18	0.0%	25	0.0%	86	0.0%	142	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	(6)	0.0%	—	—	(1,787)	-0.2%
Corporate rebranding expenses	13	0.0%	—	—	538	0.1%	—	—
Acquisition-related costs	59	0.0%	27	0.0%	3,844	0.4%	27	0.0%
Tax effect of non-GAAP adjustments	(2,062)	-0.9%	(945)	-0.4%	(9,291)	-1.0%	(4,685)	-0.6%

Non-GAAP net income	$31,844	13.9%	$37,434	16.9%	$146,547	16.2%	$102,544	14.2%

GAAP net income per share-diluted	$0.50		$0.63		$2.25		$1.68
Bond premium paid	—		—		—		0.05
Fair value inventory step-up and backlog expense	—		—		0.08		—
Amortization of acquired intangible assets	0.10		0.05		0.32		0.18
Debt extinguishment costs	—		—		—		0.03
Accessories transition costs	0.01		—		0.01		—
Discontinued operations	—		—		—		—
DOJ/SEC costs including insurance recovery costs	—		—		—		(0.03)
Corporate rebranding expenses	—		—		0.01		—
Acquisition-related costs	—		—		0.07		—
Tax effect of non-GAAP adjustments	(0.04)		(0.02)		(0.16)		(0.08)

Non-GAAP net income per share-diluted	$0.57		$0.66		$2.58		$1.83

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Years Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
Net cash provided by operating activities	$14,052	$94,814	$123,576	$168,557
Net cash used in investing activities	(6,040)	(13,150)	(243,742)	(31,992)
Acquisition of businesses, net of cash acquired	—	1,220	211,069	1,220
Receipts from note receivable	(7)	(28)	(65)	(84)

Free cash flow	$8,005	$82,856	$90,838	$137,701

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED  EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended
	April 30, 2017	April 30, 2016
GAAP net income	$27,694	$35,647
Interest expense	2,502	1,991
Income tax expense	14,890	19,291
Depreciation and amortization	12,680	10,186
Stock-based compensation expense	2,208	1,587
Fair value inventory step-up and backlog expense	100	—
Acquisition-related costs	59	27
Corporate rebranding expenses	13	—
Discontinued operations	18	25
Transition costs	318	—
DOJ/SEC costs	—	(6)

Non-GAAP Adjusted EBITDAS	$60,482	$68,748

AMERICAN OUTDOORS BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED  EBITDAS

(In thousands)

(Unaudited)

	For Years Ended
	April 30, 2017	April 30, 2016
GAAP net income	$127,854	$93,958
Interest expense	8,722	13,704
Income tax expense	63,452	51,135
Depreciation and amortization	48,142	38,558
Stock-based compensation expense	8,590	6,472
Fair value inventory step-up and backlog expense	4,701	—
Acquisition-related costs	3,844	27
Corporate rebranding expenses	538	—
Discontinued operations	86	142
Transition costs	381	161
DOJ/SEC costs, including insurance recovery costs	—	(1,787)

Non-GAAP Adjusted EBITDAS	$266,310	$202,370